Exhibit 99.1
Unaudited Consolidated Summary Financial Information

	FY 2008			FY 2007					FY 2006
(Millions of dollars, except per share data)	Q1	Q2	Q3	Q1	Q2	Q3	Q4	Total	Total

Sales	2,407.4	2,542.7	2,749.7	2,198.3	2,229.7	2,348.9	2,371.3	9,148.2	7,885.0

Selling and administrative	258.5	272.1	284.4	237.9	246.9	257.5	257.5	999.8	891.5

Operating Income	380.4	348.6	393.7	321.6	313.6	360.0	380.4	1,375.6	1,041.9

Income from Continuing Operations	262.3	259.8	295.0	223.6	220.0	280.4	295.6	1,019.6	734.1
Discontinued Operations	1.4	54.5	(224.9)	6.7	7.6	4.5	(2.8)	16.0	(4.5)
Cumulative Effect of Accounting Change									(6.2)

Net Income	263.7	314.3	70.1	230.3	227.6	284.9	292.8	1,035.6	723.4

Basic Earnings per Common Share
Income from Continuing Operations	$1.22	$1.22	$1.40	$1.03	$1.02	$1.30	$1.37	$4.72	$3.31
Discontinued Operations	$0.01	$0.26	$(1.07)	$0.03	$0.03	$0.02	$(0.01)	$0.07	$(0.02)
Cumulative Effect of Accounting Change									$(0.03)

Net Income	$1.23	$1.48	$0.33	$1.06	$1.05	$1.32	$1.36	$4.79	$3.26

Diluted Earnings per Common Share
Income from Continuing Operations	$1.18	$1.18	$1.35	$1.00	$0.99	$1.26	$1.32	$4.57	$3.23
Discontinued Operations	$0.01	$0.25	$(1.03)	$0.03	$0.03	$0.02	$(0.01)	$0.07	$(0.02)
Cumulative Effect of Accounting Change									$(0.03)

Net Income	$1.19	$1.43	$0.32	$1.03	$1.02	$1.28	$1.31	$4.64	$3.18

Business Segments
Previously, the Company reported results for a Healthcare segment. Beginning with the fourth quarter of 2008, the U.S. Healthcare business is accounted for as discontinued operations. The results of operations and asset information for this business have been removed from continuing operations for the periods presented below. Also beginning with the fourth quarter of 2008, the European Healthcare business is reported as part of the Merchant Gases segment. Prior period information presented below has been restated to reflect this business reorganization.
Unaudited Historical Financial Information — Continuing Operations

	FY 2008			FY 2007					FY 2006	FY 2005	FY 2004
(Millions of dollars)	Q1	Q2	Q3	Q1	Q2	Q3	Q4	Total	Total	Total	Total

SALES
Merchant Gases	1,001.7	1,008.7	1,087.3	826.3	873.3	908.4	948.9	3,556.9	3,002.8	2,716.0	2,445.4
Tonnage Gases	791.1	867.2	975.8	689.5	695.8	775.7	775.7	2,936.7	2,544.7	2,130.8	1,868.0
Electronics and Performance Materials	514.3	562.1	579.7	486.9	528.8	530.5	522.5	2,068.7	1,801.0	1,605.7	1,504.2
Equipment and Energy	100.3	104.7	106.9	195.6	131.8	134.3	124.2	585.9	536.5	369.4	345.6

Total	2,407.4	2,542.7	2,749.7	2,198.3	2,229.7	2,348.9	2,371.3	9,148.2	7,885.0	6,821.9	6,163.2

Operating Income
Merchant Gases	199.8	189.2	204.3	155.5	155.6	165.7	179.6	656.4	517.3
Tonnage Gases	111.1	111.1	125.5	95.4	92.2	120.6	155.0	463.2	371.7
Electronics and Performance Materials	66.0	67.6	70.4	49.8	56.5	62.1	60.8	229.2	190.0
Equipment and Energy	9.3	10.0	4.0	26.8	16.4	15.8	17.8	76.8	68.9
Other	(4.4)	(3.0)	(9.5)	(5.9)	(7.1)	(4.2)	(8.8)	(26.0)	(35.0)
Global Cost Reduction Plan							(13.7)	(13.7)	(71.0)
Pension Settlement	(1.4)	(26.3)	(1.0)				(10.3)	(10.3)	0.0

Total	380.4	348.6	393.7	321.6	313.6	360.0	380.4	1,375.6	1,041.9

Identifiable Assets
Merchant Gases	4,652.5	4,900.9	5,071.5	3,827.9	3,894.2	4,388.7	4,439.4		3,658.5
Tonnage Gases	3,391.4	3,448.7	3,494.6	2,988.0	3,031.3	3,221.9	3,328.4		3,028.6
Electronics and Performance Materials	2,425.0	2,515.4	2,466.1	2,271.6	2,340.7	2,381.7	2,435.3		2,245.7
Equipment and Energy	376.2	368.3	344.8	345.7	316.9	299.0	362.6		304.4
Other	535.6	654.6	704.7	435.2	635.5	597.4	402.5		339.8

Total	11,380.7	11,887.9	12,081.7	9,868.4	10,218.6	10,888.7	10,968.2		9,577.0

Business Segments
BEFORE HEALTHCARE RESTATEMENT FOR REFERENCE

		FY 2008				FY 2007			FY 2006	FY 2005	FY 2004
(Millions of dollars)	Q1	Q2	Q3	Q1	Q2	Q3	Q4	Total	Total	Total	Total

SALES
Merchant Gases	897.0	901.6	973.4	740.0	784.5	817.1	854.8	3,196.4	2,712.8	2,468.0	2,230.3
Tonnage Gases	791.1	867.2	975.8	689.5	695.8	775.7	775.7	2,936.7	2,544.7	2,130.8	1,868.0
Electronics and Performance Materials	514.3	562.1	579.7	486.9	528.8	530.5	522.5	2,068.7	1,801.0	1,605.7	1,504.2
Equipment and Energy	100.3	104.7	106.9	195.6	131.8	134.3	124.2	585.9	536.5	369.4	345.6
Healthcare	170.9	169.7	172.2	155.8	157.1	158.6	160.1	631.6	570.8	544.7	438.2

Total	2,473.6	2,605.3	2,808.0	2,267.8	2,298.0	2,416.2	2,437.3	9,419.3	8,165.8	7,118.6	6,386.3

Operating Income
Merchant Gases	175.4	166.9	177.2	139.2	141.2	147.4	159.5	587.3	470.0
Tonnage Gases	111.1	111.1	125.5	95.4	92.2	120.6	155.0	463.2	371.7
Electronics and Performance Materials	66.0	67.6	70.4	49.8	56.5	62.1	60.8	229.2	190.0
Equipment and Energy	9.3	10.0	4.0	26.8	16.4	15.8	17.8	76.8	68.9
Healthcare	13.6	9.4	(301.7)	9.4	7.0	8.5	8.8	33.7	8.4
Other	(2.0)	(0.5)	(6.8)	(3.2)	(4.7)	(2.0)	(4.8)	(14.7)	(25.4)
Global Cost Reduction Plan							(13.7)	(13.7)	(72.1)
Pension Settlement	(1.4)	(26.3)	(1.0)				(10.3)	(10.3)	0.0

Total	372.0	338.2	67.6	317.4	308.6	352.4	373.1	1,351.5	1,011.5

Identifiable Assets
Merchant Gases	4,175.6	4,387.4	4,555.1	3,429.7	3,477.7	3,943.8	3,984.4		3,283.2
Tonnage Gases	3,391.4	3,448.7	3,494.6	2,988.0	3,031.3	3,221.9	3,328.4		3,028.6
Electronics and Performance Materials	2,425.0	2,515.4	2,466.1	2,271.6	2,340.7	2,381.7	2,435.3		2,245.7
Equipment and Energy	376.2	368.3	344.8	345.7	316.9	299.0	362.6		304.4
Healthcare	938.1	968.5	642.9	878.0	895.0	914.3	918.9		856.5
Other	535.3	654.4	704.4	426.5	627.0	597.0	402.3		332.3

Total	11,841.6	12,342.7	12,207.9	10,339.5	10,688.6	11,357.7	11,431.9		10,050.7

Business Segments
CHANGES DUE TO HEALTHCARE RESTATEMENT

	FY 2008			FY 2007					FY 2006	FY 2005	FY 2004
(Millions of dollars)	Q1	Q2	Q3	Q1	Q2	Q3	Q4	Total	Total	Total	Total

SALES
Merchant Gases	104.7	107.1	113.9	86.3	88.8	91.3	94.1	360.5	290.0	248.0	215.1
Tonnage Gases	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Electronics and Performance Materials	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Equipment and Energy	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Healthcare	(170.9)	(169.7)	(172.2)	(155.8)	(157.1)	(158.6)	(160.1)	(631.6)	(570.8)	(544.7)	(438.2)

Total	(66.2)	(62.6)	(58.3)	(69.5)	(68.3)	(67.3)	(66.0)	(271.1)	(280.8)	(296.7)	(223.1)

Operating Income
Merchant Gases	24.4	22.3	27.1	16.3	14.4	18.3	20.1	69.1	47.3
Tonnage Gases	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Electronics and Performance Materials	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Equipment and Energy	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Healthcare	(13.6)	(9.4)	301.7	(9.4)	(7.0)	(8.5)	(8.8)	(33.7)	(8.4)
Other	(2.4)	(2.5)	(2.7)	(2.7)	(2.4)	(2.2)	(4.0)	(11.3)	(9.6)
Global Cost Reduction Plan	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.1
Pension Settlement	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total	8.4	10.4	326.1	4.2	5.0	7.6	7.3	24.1	30.4

Identifiable Assets
Merchant Gases	476.9	513.5	516.4	398.2	416.5	444.9	455.0		375.3
Tonnage Gases	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Electronics and Performance Materials	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Equipment and Energy	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Healthcare	(938.1)	(968.5)	(642.9)	(878.0)	(895.0)	(914.3)	(918.9)		(856.5)
Other	0.3	0.2	0.3	8.7	8.5	0.4	0.2		7.5

Total	(460.9)	(454.8)	(126.2)	(471.1)	(470.0)	(469.0)	(463.7)		(473.7)